EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Libbey Inc. (the “Company”) hereby certify, to such officers' knowledge, that:
(i)the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 1, 2018	By:	/s/ William A. Foley
William A. Foley
Chief Executive Officer & Chairman of the Board

/s/ James C. Burmeister
James C. Burmeister
Senior Vice President, Chief Financial Officer